Exhibit 99.1

USG Corporation Reports Fourth Quarter and Full Year 2015 Results

Fourth Quarter 2015 vs. Fourth Quarter 2014

Business Highlights

  GAAP net income increases to $812 million from a loss of $53 million
  Adjusted net income increases to $62 million from $31 million
  US Gypsum operating profit margin improvement to 14.9% from 12.5%
  US Ceilings operating profit margin improvement to 16.7% from 14.4%

CHICAGO--(BUSINESS WIRE)--February 5, 2016--USG Corporation (NYSE:USG), a leading building products company, today reported results for the fourth quarter and full year of 2015. “We finished 2015 on a strong note by achieving impressive margin expansion in our Gypsum and Ceilings businesses,” said James S. Metcalf, Chairman, President, and CEO. “Improved pricing in both businesses, coupled with our cost discipline, drove this increased performance.”

On a consolidated basis in the fourth quarter of 2015, net sales were $925 million, compared to $954 million in the fourth quarter of 2014. Foreign currency unfavorably impacted net sales by $18 million in the fourth quarter of 2015.

USG generated $812 million in net income and $5.51 per diluted share in the fourth quarter of 2015, $731 million and $4.96 of which was driven by the release of an income tax valuation allowance. This compares to a net loss of $53 million and $0.36 loss per diluted share in the fourth quarter of 2014. On an adjusted basis, net income of $62 million and diluted earnings per share of $0.42 in the fourth quarter of 2015 increased from $31 million and $0.21, respectively, in the fourth quarter of 2014. Foreign currency unfavorably impacted consolidated net income by $8 million in the fourth quarter of 2015. A full reconciliation of GAAP to adjusted metrics is set forth on a schedule attached hereto.

The corporation’s Gypsum segment generated $93 million of operating profit in the fourth quarter of 2015. On an adjusted basis, operating profit of $77 million in the Gypsum segment improved by $9 million over the fourth quarter of 2014, led by the US Gypsum business which realized 240 basis points of improved operating margins. The wallboard business provided $1 million of this improvement, while the surfaces and substrates business drove $5 million of improved profit and lower SG&A spending contributed $6 million in incremental profit. Improved operating performance of $3 million in Canada and Mexico was more than offset by the impact of $6 million of unfavorable foreign currency.

The Ceilings segment earned $19 million of operating profit in the fourth quarter of 2015 compared to $18 million of operating profit in the fourth quarter of 2014. Stronger pricing in all tile categories was the primary driver of record fourth quarter margins of 16.7% in the US Ceiling business. The impact of an improved cost position in ceilings products was offset by lower volumes.

The Distribution segment earned $5 million of operating profit in the fourth quarter of 2015 compared to $7 million of operating profit in the fourth quarter of 2014. Same store sales increased 3%. Improved volumes were more than offset by higher costs.

The USG Boral business generated $15 million of adjusted equity method income in the fourth quarter of 2015 compared to $14 million in the fourth quarter of 2014. This $1 million of improved performance was driven by $6 million of operational improvement offset by the impact of $2 million of unfavorable foreign currency and the absence of a $3 million insurance recovery recorded in the fourth quarter of 2014.

USG recorded full year 2015 net sales of $3.8 billion, net income of $991 million, and diluted earnings per share of $6.73. On an adjusted basis, the corporation generated full year 2015 net sales of $3.8 billion, net income of $259 million, and diluted earnings per share of $1.76. For comparative purposes, on an adjusted basis, USG recorded net sales of $3.6 billion, net income of $146 million, and diluted earnings per share of $1.00 for the full year of 2014. 2015 sales and adjusted net income include the unfavorable impact of foreign currency of $65 million and $28 million, respectively.

“In 2015, we realized operating margin expansion in all of our businesses and generated the most earnings since 2006 when demand was fifty percent higher,” Mr. Metcalf said. “With growth expected in every market that we serve, a continued focus on controlling costs, and our commitment to innovative new products, I’m excited for what lies ahead in 2016.”

A conference call is being held today at 8:00 A.M. Central Time during which USG senior management will discuss the corporation’s operating results. The conference call will be webcast on the USG website, www.usg.com, in the Investor Relations section. The dial-in number for the conference call is 1-800-315-2944 in the United States and Canada (1-847-413-2929 for other international callers), and the pass code is 41308777. After the live webcast, a replay of the webcast will be available on the USG website. In addition, a telephonic replay of the call will be available until Friday, February 19, 2016. The replay dial-in number is 1-888-843-7419 (1-630-652-3042 for international callers), and the pass code is 41308777.

USG Corporation

USG Corporation is a manufacturer and distributor of innovative, high-performance building systems through its United States Gypsum Company, USG Interiors, LLC, and L&W Supply Corporation subsidiaries and its USG Boral Building Products joint venture. Headquartered in Chicago, USG's worldwide operations serve the commercial, residential, and repair and remodel construction markets, enabling our customers to build the outstanding spaces where people live, work and play. USG wall, ceiling, exterior sheathing, flooring underlayment and roofing systems provide leading-edge building solutions, while L&W Supply branch locations efficiently stock and deliver building materials throughout the United States. USG Boral Building Products is a leading plasterboard & ceilings joint venture across Asia, Australasia, and the Middle East. USG and its subsidiaries are proud sponsors of the U.S. Olympic and Paralympic teams and the Canadian Olympic team. For additional information, visit www.usg.com.

Non-GAAP Financial Measures

In this press release, the corporation’s financial results are provided both in accordance with accounting principles generally accepted in the United States of America (GAAP) and using certain non-GAAP financial measures. In particular, the corporation presents the non-GAAP financial measures adjusted operating profit, adjusted equity income from USG Boral Building Products, impacts of foreign currency on current period results using prior period translation rates, adjusted net income, adjusted net sales, and adjusted earnings per diluted share, which exclude certain items. The non-GAAP financial measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help investors’ ability to analyze underlying trends in the corporation’s business, evaluate its performance relative to other companies in its industry and provide useful information to both management and investors by excluding certain items that may not be indicative of the corporation’s core operating results. In addition, adjusted operating profit includes the income from the corporation's equity method investments, including USG Boral Building Products, because management views the joint ventures as a business unit, even though the corporation’s share of the joint venture is 50%. In addition, the corporation uses adjusted operating profit and adjusted net income as components in the measurement of incentive compensation. Adjusted results also exclude results from Gypsum Transportation Limited (GTL), a shipping operation that the corporation has exited. The non-GAAP measures should not be considered a substitute for or superior to GAAP results and may vary from others in the industry. For further information related to the corporation’s use of non-GAAP financial measures, and reconciliations to the nearest GAAP measures, see the schedules attached hereto.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, management's expectation about expected growth in 2016. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability or other results and liquidity. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. Actual results may differ materially due to various other factors, including: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; our ability to maintain or achieve price increases; our substantial indebtedness and our ability to incur substantial additional indebtedness; capital markets conditions and the availability of borrowings under our credit agreement or other financings; competitive conditions, such as price, service and product competition; certain of our customers having significant buying power; the loss of one or more major customers and our customers’ ability to meet their financial obligations to us; shortages in raw materials or changes in raw material and energy costs; our ability to successfully operate the joint venture with Boral Limited, including risks that our joint venture partner, Boral Limited, may not fulfill its obligations as an investor or may take actions that are inconsistent with our objectives; volatility in the assumptions used to determine the funded status of our pension plans; our ability to protect our intellectual property and other proprietary rights; a security breach of company information; changes in laws or regulations, including environmental and safety regulations; the outcome in legal and governmental proceedings; the occurrence of an “ownership change” within the meaning of the Internal Revenue Code; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. We assume no obligation to update any forward-looking information contained in this press release. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

USG CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2015	2014	2015	2014
Net sales	$925	$954	$3,776	$3,724
Cost of products sold	753	794	3,085	3,070
Gross profit	172	160	691	654

Selling and administrative expenses	80	109	317	339
Litigation settlement charge	—	—	—	48
Long-lived asset impairment charges	—	60	—	90
Contract termination charge and (recovery) loss on receivable	(6)	15	(6)	15
Gain on disposal of shipping operations, net	—	—	(1)	—
Operating profit (loss)	98	(24)	381	162

Income from equity method investments	15	14	48	33
Interest expense	(40)	(44)	(163)	(179)
Interest income	1	—	2	1
Income and gain from the sale of equity method investment to related party	11	1	13	2
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	—	27
Loss on extinguishment of debt	—	—	(19)	—
Income (loss) from continuing operations before income taxes	85	(53)	262	46

Income tax benefit (expense)	727	—	729	(7)
Income (loss) from continuing operations	812	(53)	991	39

Loss from discontinued operations, net of tax	—	—	—	(1)
Net income (loss)	812	(53)	991	38

Less: Net income attributable to noncontrolling interest	—	—	—	1

Net income (loss) attributable to USG	$812	$(53)	$991	$37

Earnings (loss) per common share - basic:
Income (loss) from continuing operations	$5.58	$(0.36)	$6.81	$0.27
Loss from discontinued operations	—	—	—	(0.01)
Basic earnings (loss) per common share	$5.58	$(0.36)	$6.81	$0.26

Earnings (loss) per common share - diluted:
Income (loss) from continuing operations	$5.51	$(0.36)	$6.73	$0.26
Loss from discontinued operations	—	—	—	(0.01)
Diluted earnings (loss) per common share	$5.51	$(0.36)	$6.73	$0.25

Average common shares	145,672,636	144,837,591	145,457,208	141,722,616
Average diluted common shares	147,263,303	144,837,591	147,246,600	144,296,316

USG CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in millions)
(Unaudited)
	As of	As of
	December 31, 2015	December 31, 2014

Assets
Cash and cash equivalents	$442	$228
Short-term marketable securities	194	96
Restricted cash	9	1
Receivables (net of reserves - $14 and $22)	391	404
Inventories	314	329
Income taxes receivable	5	3
Other current assets	45	48
Total current assets	1,400	1,109
Long-term marketable securities	36	58
Property, plant and equipment (net of accumulated
depreciation and depletion - $1,936 and $1,885)	1,788	1,908
Deferred income taxes	728	18
Equity method investments	682	735
Other assets	102	108
Total assets	$4,736	$3,936

Liabilities and Stockholders' Equity
Accounts payable	$259	$290
Accrued expenses	214	220
Current portion of long-term debt	500	4
Income taxes payable	9	1
Litigation settlement accrual	9	48
Total current liabilities	991	563

Long-term debt	1,675	2,191
Deferred income taxes	5	17
Pension and other postretirement benefits	392	491
Other liabilities	237	266
Total liabilities	3,300	3,528
Stockholders' Equity:
Preferred stock	—	—
Common stock	15	14
Additional paid-in capital	3,027	3,014
Accumulated other comprehensive loss	(314)	(338)
Retained earnings (accumulated deficit)	(1,292)	(2,283)
Stockholders' equity of parent	1,436	407
Noncontrolling interest	—	1
Total stockholders' equity including noncontrolling interest	1,436	408
Total liabilities and stockholders' equity	$4,736	$3,936

Other Information:
Total cash and cash equivalents and marketable securities	$672	$382
Borrowing availability under existing credit facilities	295	291
Total Liquidity	$967	$673

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in millions)
(Unaudited)
	Twelve months ended December 31,
	2015	2014
Operating Activities
Net income	$991	$38
Less: Loss from discontinued operations, net of tax	—	(1)
Income from continuing operations	991	39

Adjustments to reconcile income from continuing operations to net cash:
Depreciation, depletion and amortization	142	154
Loss on extinguishment of debt	19	—
Litigation settlement charge	—	48
Long-lived asset impairment charges	—	90
Contract termination charge and (recovery) loss on receivable	(6)	15
Share-based compensation expense	15	21
Deferred income taxes	(731)	4
Provision for bad debt	—	1
Gain on asset dispositions	(15)	(12)
Gain from the sale of equity method investment to related party	(6)	—
Income from equity method investments	(50)	(35)
Dividends received from equity method investments	38	—
Pension settlement	1	13
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	(27)
(Increase) decrease in working capital, net of deconsolidation of subsidiaries and consolidated joint ventures:
Receivables	10	(49)
Income taxes receivable	(3)	3
Inventories	14	(9)
Other current assets	2	2
Payables	(15)	10
Accrued expenses	(60)	(12)
Decrease in other assets	5	3
Decrease in pension and other postretirement benefits	(28)	(55)
Decrease in other liabilities	(12)	(13)
Other, net	20	(18)
Net cash provided by operating activities	$331	$173

Investing Activities
Purchases of marketable securities	(246)	(204)
Sales or maturities of marketable securities	170	190
Capital expenditures	(94)	(132)
Net proceeds from asset dispositions	61	16
Net proceeds from the sale of equity method investment to related party	52	—
Investment in joint ventures, including $23 of cash of contributed subsidiaries in 2014	—	(560)
Insurance proceeds	2	3
Return (deposit) of restricted cash	(8)	4
Net cash used for investing activities	$(63)	$(683)

(continued)

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(dollars in millions)
(Unaudited)
	Twelve months ended December 31,
	2015	2014
Financing Activities
Issuance of debt	350	3
Repayment of debt	(386)	(63)
Payment of debt issuance fees	(6)	(3)
Issuance of common stock	6	4
Repurchases of common stock to satisfy employee tax withholding obligations	(8)	(7)
Net cash used for financing activities	$(44)	$(66)

Effect of exchange rate changes on cash	(10)	(5)

Net cash used for operating activities - discontinued operations	—	(1)

Net increase (decrease) in cash and cash equivalents	$214	$(582)
Cash and cash equivalents at beginning of period	228	810
Cash and cash equivalents at end of period	$442	$228

Supplemental Cash Flow Disclosures:
Interest paid, net of interest capitalized	$158	$172
Income taxes paid, net of refunds received	—	7

Noncash Investing and Financing Activities:
Amount in accounts payable for capital expenditures	5	15
Contribution of wholly-owned subsidiaries and joint venture investments as consideration for investment in USG Boral Building Products	—	121
Conversion of 10% convertible senior notes due 2018, net of discount	—	(73)
Issuance of common stock upon conversion of debt	—	75
Accrued interest on debt conversion	—	(2)

USG CORPORATION
CORE BUSINESS RESULTS
(dollars in millions)
(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,

	2015	2014	2015	2014
Net Sales:
Gypsum:
United States	$502	$506	$2,012	$1,920
Canada	79	88	321	344
Mexico / Latin America	45	49	187	195
Gypsum Transportation Limited	—	19	10	81
Canadian Mining	2	2	6	5
Eliminations	(35)	(39)	(139)	(142)
Total	593	625	2,397	2,403
Ceilings:
United States	108	111	467	464
USG International	—	—	—	7
Canada	10	14	51	57
Mexico / Latin America	10	12	36	39
Eliminations	(13)	(16)	(55)	(54)
Total	115	121	499	513
Distribution:
L&W Supply	352	342	1,428	1,345
Eliminations	(135)	(134)	(548)	(537)
Total USG Corporation Net Sales(a)	$925	$954	$3,776	$3,724

Operating Profit (Loss):
Gypsum:
United States	$75	$63	$316	$192
Canada	—	—	7	13
Mexico / Latin America	12	6	24	19
Gypsum Transportation Limited	6	(71)	7	(52)
Canadian Mining	—	(1)	(6)	(3)
Total	93	(3)	348	169
Ceilings:
United States	18	16	81	74
USG International	—	—	—	—
Canada	—	—	3	6
Mexico / Latin America	1	2	5	7
Total	19	18	89	87
Distribution:
L&W Supply	5	7	27	16
Corporate	(23)	(44)	(95)	(109)
Eliminations	4	(2)	12	(1)
Total USG Corporation Operating Profit	$98	$(24)	$381	$162

USG Boral Building Products (UBBP):
Net sales	$261	$272	$1,003	$927
Operating profit	37	38	124	95
Net income attributable to UBBP	30	28	96	67
USG share of income from UBBP	15	14	48	33
(a)	Foreign currency unfavorably impacted net sales by $18 million and $65 million for the three months and twelve months ended December 31, 2015.

USG CORPORATION
ROLLFORWARD OF QUARTERLY AND ANNUAL ADJUSTED OPERATING PROFIT
(dollars in millions)
(Unaudited)

Adjusted operating profit - Non-GAAP measure - Three months ended December 31, 2014	$75
US Wallboard	1
US Surfaces and Substrates	5
US Gypsum Selling, General, and Administrative Expenses	6
US Tile and Grid	2
Distribution	(2)
Corporate and Eliminations	14
Canada, Mexico, Mining	(4)
Adjusted operating profit - Non-GAAP measure - Three months ended December 31, 2015	$97

Adjusted operating profit - Non-GAAP measure - Twelve months ended December 31, 2014	330
US Wallboard	35
US Surfaces and Substrates	25
US Gypsum Selling, General, and Administrative Expenses	(2)
US Tile and Grid	5
US Ceiling Selling, General, and Administrative Expenses	2
Distribution	11
Income from Equity Method Investments	15
Q2 2014 USG Share of USG-Boral Restructuring Charges, Net of Tax	(2)
Q1 2014 Asset Retirement Obligation Adjustment	(7)
Corporate and Eliminations	14
Canada, Mexico, Mining	(12)
Adjusted operating profit - Non-GAAP measure - Twelve months ended December 31, 2015	414

USG CORPORATION
RECONCILIATION OF NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2015	2014	2015	2014
Income from equity method investments - GAAP measure	$15	$15	$50	$35
Less: Income from equity method investments - Other joint ventures	—	1	2	2
USG's share of UBBP restructuring charges, net of tax	—	—	—	2
Adjusted equity income from UBBP - Non-GAAP measure	$15	$14	$48	$35

Gypsum operating profit - GAAP measure	$93	$(3)	$348	$169
Gain on sale of surplus property	(10)	—	(10)	(12)
Litigation settlement charge (US Gypsum)	—	—	—	48
Long-lived asset impairment charges	—	60	—	90
Contract termination charge and (recovery) loss of receivable	(6)	15	(6)	15
GTL - Shipping operations (a)	—	(4)	(1)	(23)
Gypsum adjusted operating profit - Non-GAAP measure	$77	$68	$331	$287

Net sales - GAAP measure	$925	$954	$3,776	$3,724
GTL - Shipping operations	—	(19)	(10)	(81)
Adjusted net sales - Non-GAAP measure	$925	$935	$3,766	$3,643

Operating profit - GAAP measure	$98	$(24)	$381	$162
Gain on sale of surplus property	(10)	—	(10)	(12)
Litigation settlement charge (US Gypsum)	—	—	—	48
Long-lived asset impairment charges	—	60	—	90
Contract termination charge and (recovery) loss on receivable	(6)	15	(6)	15
GTL - Shipping operations (a)	—	(4)	(1)	(23)
Income from equity method investments	15	15	50	35
USG's share of UBBP restructuring charges, net of tax	—	—	—	2
Pension settlement charges	—	13	—	13
Adjusted operating profit - Non-GAAP measure	$97	$75	$414	$330

Currency impacts on consolidated and segment results have been derived by translating current period results at the quarter-to-date and year-to-date average foreign currency rates for the period ending December 31, 2014, as applicable.

USG CORPORATION
RECONCILIATION OF NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2015	2014	2015	2014
Net income (loss) attributable to USG - GAAP measure	$812	$(53)	$991	$37
Loss from discontinued operations	—	—	—	1
Gain on sale of surplus property, net of tax	(7)	—	(7)	(12
Gain on sale of equity method investment, net of tax	(6)	—	(6)	—
Litigation settlement charge	—	—	—	48
Long-lived asset impairment charges	—	60	—	90
Contract termination charge and (recovery) loss on receivable	(6)	15	(6)	15
GTL - Shipping operations (a)	—	(4)	(1)	(22
USG's share of UBBP restructuring charges, net of tax	—	—	—	2
Pension settlement charge	—	13	—	13
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	—	(27
Withholding tax on property contributed to USG Boral joint venture	—	—	—	1
Reduction in valuation allowance for deferred tax assets	(731)	—	(731)	—
Loss on extinguishment of debt	—	—	19	—
Adjusted net income attributable to USG - Non-GAAP measure	$62	$31	$259	$146

Earnings (loss) per average diluted common share - GAAP measure	$5.51	$(0.36)	$6.73	$0.25
Adjustments per average diluted common share:
Loss from discontinued operations	—	—	—	0.01
Gain on sale of surplus property, net of tax	(0.05)	—	(0.05)	(0.08
Gain on sale of equity method investment, net of tax	(0.04)	—	(0.04)	—
Litigation settlement charge	—	—	—	0.33
Long-lived asset impairment charges	—	0.41	—	0.61
Contract termination charge and (recovery) loss on receivable	(0.04)	0.10	(0.04)	0.10
GTL - Shipping operations (a)	—	(0.03)	(0.01)	(0.15
USG's share of UBBP restructuring charges, net of tax	—	—	—	0.01
Pension settlement charge	—	0.09	—	0.09
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	—	(0.18
Withholding tax on property contributed to USG Boral joint venture	—	—	—	0.01
Reduction in valuation allowance for deferred tax assets	(4.96)	—	(4.96)	—
Loss on extinguishment of debt			0.13	—
Adjusted earnings per adjusted average diluted common share – Non-GAAP measure	$0.42	$0.21	$1.76	$1.00
Average diluted common shares – GAAP	147,263,303	144,837,591	147,246,600	144,296,316
Adjustment to add common shares that would be dilutive based on adjusted net income	—	2,355,825	—	2,797,618
Adjusted average diluted common shares – Non-GAAP	147,263,303	147,193,416	147,246,600	147,093,934
(a)	Adjusted results for both the quarter and the twelve months ended December 31, 2014 have been adjusted to exclude the results from GTL.

CONTACT:
USG Corporation
Media
Sasha Bigda, (312) 436-6511
sbigda@usg.com
or
Investors
Ryan Flanagan, (312) 436-5304
investorrelations@usg.com